UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 8, 2019

Date of Report (Date of earliest event reported)

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E. Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

(800) 786-8787

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with integration planning for the proposed merger of equals (the “Merger”) between BB&T Corporation (“BB&T”) and SunTrust Banks, Inc. (“SunTrust”), with BB&T as the surviving entity (the “Combined Company”), between April 8 and April 11, 2019, SunTrust entered into certain agreements with the executives of SunTrust, other than SunTrust’s Chief Executive Officer, who are expected to serve on the executive management team of the Combined Company (collectively, the “Executives”), including named executive officers Hugh S. Cummins III and Scott E. Case. These agreements were designed to promote retention and to incentivize efforts to consummate and achieve the anticipated benefits of the proposed Merger. The Compensation Committee of the SunTrust Board of Directors (the “Compensation Committee”) approved the entry into these agreements, in each case subject to the applicable individual’s continued service through the closing of the Merger. If the merger agreement providing for the Merger is terminated prior to the closing for any reason, each of these agreements will automatically terminate and be of no further force or effect.

SunTrust has appointed Mike Maguire to lead National Consumer Finance and Payments for the Combined Company and to serve on the executive management team. In this role, he will lead the Combined Company’s national consumer finance businesses, including payments and payments strategy. Under Mr. Maguire’s leadership, these businesses will play a critical role as the enterprise drives to meet the evolving needs of clients for new products and delivery channels.

Since September 2018, Mr. Maguire has served as SunTrust’s Enterprise Partnerships & Investments Executive. In this capacity, he has worked closely with SunTrust’s business, technology and strategy leaders to determine the most advisable form of relationship with SunTrust’s existing and prospective strategic technology partners, including partnership, investment or acquisition. Prior to this role, Mr. Maguire spent 17 years as an investment banker at SunTrust Robinson Humphrey, where he focused primarily on advisory and financing transactions for clients in the financial services and technology industries.

In addition, L. Allison Dukes, Chief Financial Officer of SunTrust, has notified SunTrust that she plans to pursue other opportunities after the closing of the Merger so that she can remain in Atlanta to continue her business, civic and philanthropic engagements there. Ms. Dukes has made extraordinary contributions as a SunTrust teammate. She will remain in her current role until the closing of the Merger and will continue to have a key role in integration planning.

Executive Severance Plan Letter Agreements

The Executives entered into agreements with SunTrust (the “Executive Severance Plan Letter Agreements”) pursuant to which they agreed to waive their rights to terminate their employment for “good reason” as a result of their transition to a designated integration role with the Combined Company and change in employment location under (i) the SunTrust Banks, Inc. Executive Severance Pay Plan (the “Executive Severance Plan”) and (ii) the terms of their outstanding SunTrust equity and equity-based incentive awards, in each case through October 1, 2021 (the “Extension Date”).

Under the Executive Severance Plan Letter Agreements, if an Executive is terminated by the Combined Company without “cause” (as defined in the Executive Severance Plan) during the period from the closing of the Merger until the sixtieth (60th) day following the Extension Date, they will be entitled to receive their change in control severance benefits under the Executive Severance Plan, except that the Executive’s severance entitlements will be calculated based on the greater of (1) the Executive’s base salary and target bonus percentage in effect immediately before the Merger and (2) the Executive’s base salary and target bonus percentage in effect on the date of termination of employment (the “Enhanced Entitlements”).

In addition, if an Executive remains employed by the Combined Company through the Extension Date, they will have thirty (30) days immediately following the Extension Date to determine, based upon their position, duties, authority and principal work location as of the Extension Date, as compared to their position, duties, authority and principal work location as of immediately prior to the date of the closing of the Merger, whether to resign for “good reason” under (i) the Executive Severance Plan and (ii) the terms of the Executive’s outstanding SunTrust equity and equity-based incentive awards. If the Executive determines to resign for “good reason”, the Executive’s severance entitlements under the Executive Severance Plan will be the Enhanced Entitlements, and any applicable “good reason” cure period will be limited to thirty (30) days.

A form of the Executive Severance Plan Letter Agreement is attached hereto as Exhibit 10.1.

Pay to Lead and Pay to Integrate Retention Awards

The Compensation Committee also approved the grant of retention awards to the Executives, contingent upon their agreement to be bound by the Executive Severance Plan Letter Agreements described above. To incentivize their continued employment through the Merger and post-Merger integration period, the Executives will each be granted an award of restricted stock units on April 23, 2019 (the “Pay to Lead Awards”), which will vest solely based on such Executive’s continued employment through October 1, 2022. The Pay to Lead Awards will be forfeited upon the occurrence of any termination of employment. The dollar amounts of the Pay to Lead Awards to the Executives who are named executive officers are as follows, with the number of applicable restricted stock units to be determined using the closing price of a share of SunTrust common stock on April 23, 2019: Mr. Cummins, $3,842,500; and Mr. Case, $2,310,000.

The Executives also received cash-based retention awards (the “Pay to Integrate Awards”) intended to retain the Executives from the closing of the Merger through October 1, 2021 (the “Retention Period”). The Pay to Integrate Awards will be paid in a cash lump sum, generally subject to the Executive’s continued employment through the Retention Period. If the Executive is terminated without “cause” (as defined in the Executive Severance Plan) by the Combined Company during the period commencing upon the closing of the Merger and ending two (2) years following the closing of the Merger, the Executive’s Pay to Integrate Award will vest and become payable. If the Executive resigns for “good reason” (as defined in the Executive Severance Plan) during the same two-year period, the Executive will receive a pro rata portion of the Pay to Integrate Award. If the Executive is terminated for any other reason, the award will be forfeited. The dollar amounts of the Pay to Integrate Awards to the Executives who are named executive officers are as follows: Mr. Cummins, $960,625; and Mr. Case, $577,500.

The form of Pay to Lead Award letter is attached hereto as Exhibit 10.2, the form of Pay to Lead Restricted Stock Unit Award Agreement is attached hereto as Exhibit 10.3 and the form of Pay to Integrate Award letter is attached hereto as Exhibit 10.4.

The foregoing summary of the Executive Severance Plan Letter Agreements, the Pay to Lead Awards and the Pay to Integrate Awards does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the applicable agreements, forms of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form Executive Severance Plan Letter Agreement

10.2	Form Pay to Lead Award Letter

10.3	Form Pay to Lead Restricted Stock Unit Award Agreement

10.4	Form Pay to Integrate Award Letter

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of BB&T and SunTrust. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,”

“intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BB&T’s and SunTrust’s current expectations and assumptions regarding BB&T’s and SunTrust’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect BB&T’s or SunTrust’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BB&T and SunTrust, the outcome of any legal proceedings that may be instituted against BB&T or SunTrust, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BB&T and SunTrust do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of BB&T and SunTrust successfully, and the dilution caused by BB&T’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of BB&T and SunTrust disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BB&T, SunTrust and factors which could affect the forward-looking statements contained herein can be found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in BB&T’s and SunTrust’s joint proxy statement/prospectus that forms part of the registration statement on Form S-4 filed by BB&T, in BB&T’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the Securities and Exchange Commission (“SEC”), and in SunTrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger with SunTrust, BB&T has filed with the SEC a registration statement on Form S-4 to register the shares of BB&T’s capital stock to be issued in connection with the merger. The registration statement includes a joint proxy statement/prospectus, which will be sent to the shareholders of BB&T and SunTrust seeking their approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, SUNTRUST, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from BB&T at its website, www.bbt.com, or from SunTrust at its website, www.suntrust.com. Documents filed with the SEC by BB&T will be available free of charge by accessing BB&T’s website at http://bbt.com/ under the tab “About BB&T” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to BB&T Corporation, 200 West Second Street, Winston-Salem, North Carolina 27101, (336) 733-3065, and documents filed with the SEC by SunTrust will be available free of charge by accessing SunTrust’s website at http://suntrust.com/ under the tab “Investor Relations,” and then under the heading “Financial Information” or, alternatively, by directing a request by telephone or mail to SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, Georgia 30308, (877) 930-8971.

Participants in the Solicitation

BB&T, SunTrust and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BB&T and SunTrust in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction and will be included in other relevant materials to be filed with the SEC when they become available. Additional information about BB&T, and its directors and executive officers, may be found in the definitive proxy statement of BB&T relating to its 2019 Annual Meeting of Shareholders filed with the SEC, and other documents filed by BB&T with the SEC. Additional information about SunTrust, and its directors and executive officers, may be found in the definitive proxy statement of SunTrust relating to its 2019 Annual Meeting of Shareholders filed with the SEC, and other documents filed by SunTrust with the SEC. These documents can be obtained free of charge from the sources described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.
(Registrant)

By:	/s/ Curt Phillips
Name:	Curt Phillips
Title:	Senior Vice President, Assistant General Counsel and Assistant Corporate Secretary

Date: April 12, 2019